UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Brown & Brown, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
BROWN & BROWN, INC.
2021 Annual Meeting
Vote by May 04, 2021
11:59 PM ET

Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735

Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717	30#

FLASHID-JOB#

You invested in BROWN & BROWN, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 05, 2021.

Get informed before you vote

View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 05, 2021 9:00 AM EDT Annual Meeting to be held virtually. To attend, you must register as a Beneficial Holder at: http://viewproxy.com/bbinsurance/2021/htype.asp

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BROWN & BROWN, INC. 2021 Annual Meeting Vote by May 04, 2021 11:59 PM ET

							Board
Voting Items							Recommends
1.	Election of Directors
	Nominees:
	01	J. Hyatt Brown	05	James C. Hays	09	Timothy R.M. Main
	02	Hugh M. Brown	06	Theodore J. Hoepner	10	H. Palmer Proctor, Jr.	For
	03	J. Powell Brown	07	James S. Hunt	11	Wendell S. Reilly
	04	Lawrence L. Gellerstedt	08	Toni Jennings	12	Chilton D. Varner
2	To ratify the appointment of Deloitte & Touch LLP as Brown & Brown, Inc.’s Independent registered public accountants for the fiscal year ending December 31, 2021.						For
3	To approve, on an advisory basis, the compensation of named executive officers.						For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

FLASHID-JOB#	1.00000 322,224 148,294